                                                                    Exhibut 99.4

     THE WARRANT EVIDENCED HEREBY, AND THE SECURITIES ISSUABLE  HEREUNDER,  HAVE
BEEN AND SHALL BE ISSUED WITHOUT  REGISTRATION UNDER THE SECURITIES ACT OF 1933,
AS  AMENDED,  OR THE  APPLICABLE  STATE  SECURITY  LAWS.  THE  WARRANT  AND SUCH
SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION
OR RESALE, AND SHALL NOT BE SOLD,  TRANSFERRED,  PLEDGED OR HYPOTHECATED  UNLESS
THE PROPOSED  DISPOSITION IS THE SUBJECT OF A CURRENTLY  EFFECTIVE  REGISTRATION
STATEMENT UNDER SAID ACT AND UNDER  APPLICABLE  STATE  SECURITIES LAWS OR UNLESS
THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE REASONABLY
SATISFACTORY  TO THE  COMPANY,  TO THE  EFFECT  THAT  SUCH  REGISTRATION  IS NOT
REQUIRED UNDER SAID ACT AND SUCH STATE  SECURITIES  LAWS IN CONNECTION WITH SUCH
DISPOSITION.

                                WATER CHEF, INC.

                          COMMON STOCK PURCHASE WARRANT

                     Original Issue Date: November 16, 2005

                          Void After: November 16, 2008

                            This Warrant is Issued to
                             SOUTHRIDGE PARTNERS LP

(hereinafter  called the "HOLDER,"  which term shall include the Holder's  legal representatives,  heirs, successors and assigns) by WATER CHEF, INC., a Delaware corporation  (hereinafter  referred to as the  "COMPANY").  This  Warrant may be transferred by the Holder only in accordance with the provisions of Section 12.

     1.   EXERCISE OF WARRANT.  For value  received and subject to the terms and conditions hereinafter set forth, the Holder is entitled, upon surrender of this
Warrant at any time on or after  November  16,  2005 and on or prior to November
16, 2008 (the "EXERCISE DATE") (with the  subscription  form annexed hereto (the
"SUBSCRIPTION  FORM") duly  executed)  at the office of the Company at 1007 Glen
Cove  Avenue,  Suite 1, Glen Head,  New York 11545,  or such other office in the
United States of which the Company shall notify the Holder hereof in writing, to purchase  from the Company,  at the purchase  price  hereinafter  specified  (as adjusted from time to time, the "EXERCISE PRICE"),  430,000 shares (the "WARRANT
SHARES") (as adjusted from time to time) of the Common  Stock,  no par value per share, of the Company (the "COMMON STOCK").  The initial Exercise Price shall be
$0.14 per share.

     2.   ISSUANCE  OF STOCK  CERTIFICATES.  As promptly  as  practicable  after surrender  of this  Warrant and receipt of payment of the  Exercise  Price,  the
Company shall issue and deliver to the Holder a certificate or certificates  for the shares purchased  hereunder,  in certificates of such  denominations  and in such names as the Holder may specify.

     3.   PAYMENT OF EXERCISE PRICE. Payment of the Exercise Price shall be made by check made payable to the order of the Company or wire transfer of funds to a bank account designated by the Company.

     4.   CASHLESS EXERCISE. The Holder may notify the Company in a Subscription
Form of its election to utilize  cashless  exercise,  in which event the Company shall issue to the Holder the number of Warrant Shares determined as follows:

                    X = Y [(A-B)/A]

               where:

                    X = the number of Warrant Shares to be issued to the Holder.

                    Y = the number of Warrant  Shares with respect to which this
                    Warrant is being exercised.

                    A = the average of the closing  prices for the five  trading days  immediately  prior to (but not including) the Exercise
                    Date.

                    B = the Exercise Price.

For purposes of Rule 144  promulgated  under the Securities Act, it is intended, understood  and  acknowledged  that the  Warrant  Shares  issued  in a  cashless exercise  transaction  shall be deemed to have been acquired by the Holder,  and the holding period for the Warrant Shares shall be deemed to have commenced,  on the date this Warrant was originally issued.

     5.   LIMITATION  ON  EXERCISE.  Notwithstanding  anything  to the  contrary contained  herein,  the number of Warrant  Shares  that may be  acquired  by the
Holder upon any exercise of this Warrant (or otherwise in respect  hereof) shall be limited to the extent  necessary to insure that,  following such exercise (or other  issuance),  the total number of shares of Common Stock then  beneficially owned by such Holder and its affiliates  and any other persons whose  beneficial ownership of Common Stock would be aggregated  with the Holder's for purposes of
Section 13(d) of the Exchange Act, does not exceed 4.999% of the total number of issued and  outstanding  shares of Common Stock  (including for such purpose the shares  of  Common  Stock  issuable  upon  such  exercise).  For such  purposes, beneficial ownership shall be determined in accordance with Section 13(d) of the
Exchange Act and the rules and regulations promulgated thereunder.

     6.   ADJUSTMENT FOR DIVIDENDS, DISTRIBUTIONS,  SUBDIVISIONS,  COMBINATIONS,
MERGERS, CONSOLIDATIONS OR SALE OF ASSETS.

          6.1  MANNER OF ADJUSTMENT.

               (a)  STOCK DIVIDENDS, DISTRIBUTIONS OR SUBDIVISIONS. In the event the  Company  shall  issue  shares of Common  Stock in a stock  dividend,  stock distribution or  subdivision,  the Exercise Price in effect  immediately  before such stock dividend, stock distribution or subdivision shall,  concurrently with

                                                                               2

the effectiveness of such stock dividend, stock distribution or subdivision,  be proportionately  decreased and the number of shares of Common Stock  purchasable by exercise of this Warrant shall be proportionately increased.

               (b)  COMBINATIONS OR CONSOLIDATIONS. In the event the outstanding shares of Common Stock shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Common Stock, the Exercise Price in
effect   immediately   prior  to  such  combination  or   consolidation   shall,
concurrently  with the  effectiveness of such combination or  consolidation,  be proportionately  increased and the number of shares of Common Stock  purchasable by exercise of this Warrant shall be proportionately decreased.

               (c)  ADJUSTMENT FOR  RECLASSIFICATION,  EXCHANGE OR SUBSTITUTION.
In the event that the class of  securities  issuable  upon the  exercise of this
Warrant  shall be changed  into the same or a different  number of shares of any class or classes of stock, whether by capital  reorganization,  reclassification or  otherwise  (other than any event  addressed  by Sections  6.1(a),  6.1(b) or
6.1(d)),  then and in each such event the Holder shall have the right thereafter to  exercise  this  Warrant for the kind and amount of shares of stock and other securities and property receivable upon such  reorganization,  reclassification, or other  change,  by holders of the number of shares of the class of securities into which such Warrant might have been  exercisable  for  immediately  prior to such  reorganization,  reclassification,  or  change,  all  subject  to  further adjustment as provided herein.

               (d)  ADJUSTMENT FOR MERGER,  CONSOLIDATION OR SALE OF ASSETS.  In
the event that the  Company  shall  merge or  consolidate  with or into  another entity  or sell all or  substantially  all of its  assets,  this  Warrant  shall thereafter  be  exercisable  for the kind and amount of shares of stock or other securities or property to which a holder of the number of shares of Common Stock of the  Company  deliverable  upon  exercise  of this  Warrant  would  have been entitled upon such consolidation, merger or sale; and, in such case, appropriate adjustment  (as  determined in good faith by the  Company's  Board of Directors)
shall be made in the  application  of the provisions set forth in this Section 6 with  respect  to the  rights  and  interest  thereafter  of the  Holder of this
Warrant,  to the end that the  provisions  set  forth  in this  Section  6 shall thereafter be  applicable,  as nearly as  reasonably  may be, in relation to any shares of stock or other property  thereafter  deliverable  upon the exercise of this Warrant.

          6.2  CERTIFICATE  AS TO  ADJUSTMENTS.  Upon  the  occurrence  of  each adjustment or readjustment of the Exercise Price pursuant to this Section 6, the
Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to the Holder a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based.

          6.3  CLOSING OF BOOKS. The Company shall at no time close its transfer books against the transfer of any shares of Common Stock issued or issuable upon the exercise of this Warrant in any manner which  interferes with the timely and proper issuance of such shares.

     7.   COVENANTS  OF THE COMPANY.  During the period  within which the rights represented  by this Warrant may be  exercised,  the Company  shall at all times have  authorized  and  reserved  for the  purpose of issue upon  exercise of the rights  evidenced  hereby,  a  sufficient  number  of  shares  of the  class  of securities issuable upon exercise of this Warrant to provide for the exercise of

                                      -3-

such rights.  All securities which may be issued upon the exercise of the rights represented by this Warrant shall,  upon issuance,  be duly authorized,  validly issued, fully paid and non-assessable and free from all taxes, liens and charges with respect to the issue  thereof.  Upon  surrender for exercise,  this Warrant shall be canceled and shall not be reissued;  PROVIDED,  HOWEVER,  that upon the partial exercise hereof a substitute Warrant of like tenor and date representing the rights to subscribe  for and purchase any such  unexercised  portion  hereof shall be issued.

     8.   NO  RIGHTS AS  SHAREHOLDER  UNTIL  EXERCISE.  This  Warrant  shall not entitle the Holder to any voting rights or any other rights as a stockholder  of the Company but upon  presentation  of this Warrant with the  Subscription  Form duly  executed and the tender of payment of the Exercise  Price at the office of the  Company  pursuant  to the  provisions  of this  Warrant,  the Holder  shall forthwith be deemed a  stockholder  of the Company in respect of the  securities for which the Holder has so subscribed and paid.

     9.   NO CHANGE  NECESSARY.  The form of this  Warrant  need not be  changed because  of any  adjustment  in the  Exercise  Price or in the  number of shares issuable upon its exercise. A Warrant issued after any adjustment or any partial exercise or upon replacement may continue to express the same Exercise Price and the  same  number  of  shares  (appropriately  reduced  in the  case of  partial exercise) as are stated on this Warrant as initially  issued,  and that Exercise
Price and that number of shares shall be  considered  to have been so changed as of the close of business on the date of adjustment.

     10.  ADDRESSES  FOR  NOTICES.  All  notices,  requests,  consents and other communications hereunder shall be in writing, either delivered in hand or mailed by registered or certified mail, return receipt requested, or sent by facsimile, and shall be deemed to have been duly made when delivered:

          (a)  If to the Holder,  to the Holder's  address as shown on the books of the Company; or

          (b)  If to the Company,  to the address set forth on the first page of this Warrant.

     11.  SUBSTITUTION.  In the case  this  Warrant  shall be  mutilated,  lost, stolen or  destroyed,  the  Company  shall issue a new Warrant of like tenor and denomination  and deliver the same (a) in exchange and substitution for and upon surrender  and  cancellation  of any  mutilated  Warrant,  or (b) in lieu of any
Warrant lost, stolen or destroyed,  upon receipt of evidence satisfactory to the
Company of the loss, theft, or destruction of such Warrant  (including,  without limitation, a reasonably detailed affidavit with respect to the circumstances of any  loss,  theft or  destruction),  and of  indemnity  (or,  in the case of the initial  Holder or any  other  institutional  holder,  an  indemnity  agreement)
satisfactory to the Company.

     12.  TRANSFER  RESTRICTIONS.  This Warrant shall not be transferable by the
Holder and shall be  exercisable  only by the Holder.  Without the prior written consent  of  the  Company,  the  Warrant  shall  not  be  assigned,  pledged  or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution,  attachment or similar process. Any attempted transfer,

                                      -4-

assignment,  pledge, hypothecation or other disposition of the Warrant or of any rights granted  hereunder  contrary to the provisions of this Section 12, or the levy of any attachment or similar process upon the Warrant or such rights, shall be null and void.

     13.  TAXES. The Company makes no representation  about tax treatment to the
Holder with respect to receipt or exercise of the Warrant or acquiring,  holding or disposing of the Common Stock, and the Holder  represents that the Holder has had the opportunity to discuss such treatment with the Holder's tax advisers.

     14.  REMEDIES.  Each party stipulates that the remedies at law in the event of any default or threatened  default by the other party in the  performance  or compliance  with any of the terms of this Warrant are and shall not be adequate, and that such terms may be  specifically  enforced by a decree for that specific performance  of any agreement  contained  herein or by an  injunction  against a violation of any of the terms hereof or otherwise.

     15.  GOVERNING  LAW.  This  Warrant  shall be  construed  and  enforced  in accordance  with,  and  governed  by, the laws of the State of New York  without regard to its principles of conflicts of laws.

     16.  MISCELLANEOUS.  This  Warrant  and any  term  hereof  may be  changed, waived,  discharged or terminated only by an instrument in writing signed by the
Holder and the Company.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                                      -5-

                                                   COMMON STOCK PURCHASE WARRANT

                                      * * *

     IN WITNESS WHEREOF, the parties have caused this Warrant to be executed this 16th day of November, 2005.

                   WATER CHEF, INC.

                   By: /s/ David A. Conway
                       -------------------------------
                   Name:   David A. Conway
                         -----------------------------
                   Title:  President and CEO
                         -----------------------------

                                SUBSCRIPTION FORM

                          (TO BE EXECUTED BY THE HOLDER
                        IN ORDER TO EXERCISE THE WARRANT)

                                                      Date: ____________________

To:  WATER CHEF, INC.

     The  undersigned,  pursuant  to the  provisions  set forth in the  attached
Warrant hereby  irrevocably  elects to purchase _____ shares of the Common Stock
(the  "COMMON  STOCK")  covered by such Warrant and  herewith  makes  payment of
$_________,  representing the  [full/partial]  purchase price for such shares at the price per share provided for in such Warrant.

     The  undersigned  hereby  agrees to take such other  action and execute and deliver such other documents as American Pallet  Leasing,  Inc. may require,  in connection  with the  issue of  shares of  Common  Stock to the  undersigned  as aforesaid, in order to comply with the provisions of such Warrant.

     The  undersigned  is aware  that the Common  Stock has not been  registered under the Securities Act of 1933, as amended (the "ACT") or any state securities laws. The undersigned understands that the reliance by the Company on exemptions under  the  Act is  predicated  in part  upon  the  truth  and  accuracy  of the statements of the undersigned in this Subscription Form.

     The undersigned represents and warrants that (1) it has been furnished with all information which it deems necessary to evaluate the merits and risks of the purchase of the Common Stock;  (2) it has had the  opportunity  to ask questions concerning  the Common Stock and the Company and all  questions  posed have been answered to its  satisfaction;  (3) it has been given the  opportunity to obtain any  additional  information  it deems  necessary  to verify the accuracy of any information obtained concerning the Common Stock and the Company; and (4) it has such knowledge and experience in financial and business  matters that it is able to evaluate the merits and risks of  purchasing  the Common Stock and to make an informed investment decision relating thereto.

     The  undersigned  hereby  represents and warrants that it is purchasing the
Common Stock for its own account and not with a view to the sale or distribution of all or any part of the Common Stock.

     The  undersigned  understands  that  because the Common  Stock has not been registered  under the Act,  it must  continue to bear the  economic  risk of the investment for an indefinite time and the Common Stock cannot be sold unless the
Common  Stock is  subsequently  registered  under  applicable  federal and state securities laws or an exemption from such registration is available.

     The  undersigned  agrees  that it shall in no event sell or  distribute  or otherwise  dispose of all or any part of the Common Stock unless (1) there is an effective  registration  statement under the Act and applicable state securities laws covering any such transaction involving the Common Stock or (2) the Company receives an opinion of legal counsel to the  undersigned  (concurred in by legal
counsel  for  the  Company)   stating  that  such  transaction  is  exempt  from
registration or the Company otherwise  satisfies itself that such transaction is exempt from registration.

     The undersigned  consents to the placing of a legend on its certificate for the Common  Stock  stating  that the Common  Stock has not been  registered  and setting forth the restriction on transfer contemplated hereby and to the placing of a stop  transfer  order on the  books of the  Company  and with any  transfer agents  against the Common Stock until the Common Stock may be legally resold or distributed without restriction.

     The   undersigned   has   considered  the  federal  and  state  income  tax
implications of the exercise of the Warrant and the purchase and subsequent sale of the Common Stock.

                                           -------------------------------------
                                           Signature

                                           Print name:
                                                       -------------------------

                                           Date:
                                                 -------------------------------

                                      -2-